MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

June 17, 2004

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:

Credit Suisse First Boston Mortgage Securities Corp.,

Mortgage-Backed Pass-Through Certificates, Series 2004-AR6

Ladies and Gentlemen:

We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Company”).  We enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K in connection with the above-referenced transaction.

Very truly yours,

/s/ Michael Braun

Michael Braun

Enclosure